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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              --------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2006

                       THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                        1-10671                76-0319553
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


                        1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
              (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On March 28, 2006, The Meridian Resource Corporation (the "Company") filed with the New York Stock Exchange ("NYSE") a Section 303A Interim Written Affirmation notifying the NYSE that, due to the resignation of James R. Montague from the Board of Directors of the Company, the Company has four independent and four non-independent board members and, accordingly, is not in compliance with
Section 303A.01 of the NYSE Listed Company Manual. Section 303A.01 requires listed companies to have a majority of independent directors. The Company has begun a search to select another independent board member to fill the vacancy caused by Mr. Montague's resignation.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE MERIDIAN RESOURCE CORPORATION
                                         (Registrant)



                                         By:   /s/  Lloyd V. DeLano
                                              --------------------------
                                              Lloyd V. DeLano
                                              Senior Vice President
                                              and Chief Accounting Officer




Date:  March 31, 2006